Exhibit 99.1

Old National Bancorp Reports First Quarter 2026 Results
Evansville, Ind. (April 22, 2026)

Old National Bancorp (NASDAQ: ONB) reports 1Q26 net income applicable to common shares of $229.6 million, diluted EPS of $0.59; $237.7 million and $0.61 on an adjusted[1] basis, respectively.
CEO COMMENTARY:

"Old National's first-quarter results reflect disciplined execution and a strong start to the year," said Chairman and CEO Jim Ryan. "We delivered strong loan growth, controlled expenses, and maintained strong credit, capital, and liquidity levels, while also taking decisive action on capital returns. Momentum across our businesses continues to build, and nothing we’re seeing changes our confidence in our full-year expectations."
FIRST QUARTER HIGHLIGHTS2:

Net Income	•Net income applicable to common shares of $229.6 million; adjusted net income applicable to common shares[1] of $237.7 million
•Earnings per diluted common share ("EPS") of $0.59; adjusted EPS[1] of $0.61

Net Interest Income/NIM	•Net interest income on a fully taxable equivalent basis[1] of $580.4 million
•Net interest margin on a fully taxable equivalent basis[1] ("NIM") of 3.55%, down 10 basis points ("bps")

Operating Performance	•Pre-provision net revenue[1] ("PPNR") of $338.1 million; adjusted PPNR[1] of $348.7 million
•Noninterest expense of $364.7 million; adjusted noninterest expense[1] of $354.0 million
•Efficiency ratio[1] of 48.3%; adjusted efficiency ratio[1] of 45.7%

Deposits and Funding	•Period-end total deposits of $55.7 billion, up 4.2% annualized
•Granular low-cost deposit franchise; total deposit costs of 172 bps, down 8 bps; interest-bearing deposit costs of 224 bps, down 14 bps

Loans and Credit Quality	•End-of-period total loans[3] of $49.8 billion, up $970.9 million or 8.0% annualized
•Provision for credit losses[4] ("provision") of $34.9 million
•Net charge-offs of $32.0 million, or 26 bps of average loans; 19 bps excluding purchased credit deteriorated ("PCD") loans that had an allowance at acquisition
•30+ day delinquencies of 0.24% and nonaccrual loans of 1.03% of total loans

Return Profile & Capital
•Return on average tangible common equity[1] ("ROATCE") of 18.4%; adjusted ROATCE[1] of 19.0%
•Preliminary regulatory Tier 1 common equity to risk-weighted assets of 11.11%, up 3 bps
•Repurchased 3.9 million shares of common stock during the quarter

Notable Items	•$7.3 million of pre-tax merger-related charges •$3.4 million of pre-tax expense related to the distribution of excess pension plan assets[5]
1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company – refer to the Non-GAAP reconciliations contained in this release 2 Comparisons are on a linked-quarter basis, unless otherwise noted 3 Includes loans held-for-sale 4 Includes the provision for unfunded commitments 5 Includes non-cash expense associated with the distribution of excess pension assets with the resolution of the legacy First Midwest Bancorp, Inc. plan 6 Includes a loss associated with the termination of the Bremer pension plan 7 Represents the Company's estimate of its FDIC special assessment using the FDIC's updated estimate of losses to its Deposit Insurance Fund

RESULTS OF OPERATIONS2
Old National Bancorp reported first quarter 2026 net income applicable to common shares of $229.6 million, or $0.59 per diluted common share.
Included in first quarter results were pre-tax charges of $7.3 million for merger-related expenses, a $3.4 million non-cash, pre-tax expense associated with the distribution of excess pension assets with the resolution of the legacy First Midwest Bancorp, Inc. plan. Excluding these items and realized debt securities gains from the current quarter, adjusted net income1 was $237.7 million, or $0.61 per diluted common share.
DEPOSITS AND FUNDING
Increases in retail and commercial deposits more than offset seasonal outflows of public funds.
•Period-end total deposits were $55.7 billion, up 4.2% annualized.
•On average, total deposits for the first quarter were $55.1 billion, consistent with the fourth quarter of 2025.
•Granular low-cost deposit franchise; total deposit costs of 172 bps, down 8 bps.
•A loan to deposit ratio of 89%, combined with existing funding sources, provides strong liquidity.

LOANS
Loan growth driven by strong high quality commercial loan production.
•Period-end total loans3 were $49.8 billion, up $970.9 million or 8.0% annualized, including commercial and industrial loan growth of $633.8 million.
•Total commercial loan production in the first quarter was $3.3 billion, down 5%; record period-end commercial pipeline totaled $5.5 billion, up 14%.
•Average total loans in the first quarter were $49.2 billion, up 7.9% annualized.

CREDIT QUALITY
Credit quality continues to be a hallmark of Old National.
•Provision4 expense was $34.9 million compared to $32.7 million.
•Net charge-offs were $32.0 million, or 26 bps of average loans, compared to 27 bps.
◦Excluding PCD loans that had an allowance for credit losses established at acquisition, net charge-offs to average loans were 19 bps compared to 16 bps.
•30+ day delinquencies as a percentage of loans were 0.24% compared to 0.22%.
•Nonaccrual loans as a percentage of total loans were 1.03% compared to 1.07%.
•The allowance for credit losses, including the allowance for credit losses on unfunded loan commitments, stood at $608.1 million, or 1.22% of total loans, compared to $605.2 million, or 1.24% of total loans.

NET INTEREST INCOME AND MARGIN
Lower net interest income and margin compression reflective of the rate environment.
•Net interest income on a fully taxable equivalent basis1 decreased to $580.4 million compared to $588.8 million, driven by lower asset yields, partly offset by high quality loan growth and lower funding costs.
•Net interest margin on a fully taxable equivalent basis1 decreased 10 bps to 3.55%.
•Cost of total deposits was 1.72%, decreasing 8 bps and the cost of total interest-bearing deposits decreased 14 bps to 2.24%.

NONINTEREST INCOME
Strong wealth fees more than offset by seasonally lower bank fees as well as lower capital markets and mortgage fees which were elevated in the prior quarter.
•Total noninterest income was $122.3 million compared to $109.7 million, or $125.6 million excluding a $15.9 million pre-tax loss associated with the termination of the Bremer pension plan in the fourth quarter of 2025.
•Excluding the pension plan loss6 in the fourth quarter of 2025 and realized debt securities gains, noninterest income was down 2.6% driven by seasonally lower bank fees as well as lower capital markets and mortgage fees, which were elevated in the prior quarter, partly offset by strong wealth management fees.

NONINTEREST EXPENSE
100% realization of Bremer cost savings along with disciplined expense management drives record adjusted efficiency ratio.
•Noninterest expense was $364.7 million and included $7.3 million of merger-related charges as well as a $3.4 million non-cash expense associated with the distribution of excess pension assets with the resolution of the legacy First Midwest Bancorp, Inc. plan.
•Excluding the above noted items, adjusted noninterest expense1 decreased to $354.0 million, compared to $364.8 million excluding merger-related charges and a $3.0 million pre-tax reduction of previously accrued FDIC special assessment7 in the fourth quarter of 2025, driven by disciplined expense management and lower other expense which was elevated in the prior quarter.
•The efficiency ratio1 was 48.3%, while the adjusted efficiency ratio1 was 45.7% compared to 51.6% and 46.0%, respectively.

INCOME TAXES
•Income tax expense was $61.6 million, resulting in an effective tax rate of 20.9% compared to 20.2%. On an adjusted fully taxable equivalent ("FTE") basis1, the effective tax rate was 22.9% compared to 22.7%.
•Income tax expense included $8.7 million of tax credit benefit compared to $10.5 million.

CAPITAL
Capital ratios remain strong.
•Preliminary total risk-based capital up 86 bps to 13.71% and preliminary regulatory Tier 1 capital up 3 bps to 11.56%, as strong retained earnings drive capital, partly offset by growth in loans and share repurchases. In addition, total risk-based capital was impacted by the issuance of $450.0 million of subordinated notes during the quarter.
•Tangible common equity to tangible assets was 7.67% compared to 7.72%.
•The Company repurchased 3.9 million shares of common stock during the quarter.

CONFERENCE CALL AND WEBCAST
Old National will host a conference call and live webcast at 9:00 a.m. Central Time on Wednesday, April 22, 2026, to review first quarter financial results. The live audio webcast link and corresponding presentation slides will be available on the Company’s Investor Relations website at oldnational.com and will be archived there for 12 months. To listen to the live conference call, dial U.S. (800) 715-9871 or International (646) 307-1963, access code 9394540. The telephone replay will be available approximately one hour after completion of the call until midnight Eastern Time on May 6, 2026. To access the replay, dial U.S. (800) 770-2030 or International (609) 800-9909; Access code 9394540.
ABOUT OLD NATIONAL
Old National Bancorp (NASDAQ: ONB) is the holding company of Old National Bank. As the sixth largest commercial bank headquartered in the Midwest, Old National proudly serves clients primarily in the Midwest and Southeast. With approximately $73 billion of assets and $39 billion of assets under management, Old National ranks among the top 25 banking companies headquartered in the United States. Tracing our roots to 1834, Old National focuses on building long-term, highly valued partnerships with clients while also strengthening and supporting the communities we serve. In addition to providing extensive services in consumer and commercial banking, Old National offers comprehensive wealth management and capital markets services. For more information and financial data, please visit Investor Relations at oldnational.com. In 2025, Points of Light named Old National one of "The Civic 50" - an honor reserved for the 50 most community-minded companies in the United States.
USE OF NON-GAAP FINANCIAL MEASURES
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables at the end of this release.
The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-

related charges associated with completed and pending acquisitions, distribution of excess pension assets expense, a pension plan gain/loss, FDIC special assessment expense, debt securities gains/losses, and CECL Day 1 non-PCD provision expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger-related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes.
Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes adjusted pre-provision net revenues may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The Company presents adjusted noninterest expense, which excludes merger-related charges associated with completed and pending acquisitions, distribution of excess pension assets expense, and FDIC special assessment expense, as well as adjusted noninterest income, which excludes a pension plan gain/loss and debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes.
The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes.
In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.
Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.
FORWARD-LOOKING STATEMENTS
This earnings release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward‐looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the impact of purchase accounting with respect to the merger between Old National and Bremer (the “Merger”), or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue-generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in this earnings release; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2025 and other filings with the SEC. These forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this earnings release. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC.

CONTACTS:
Media: Rick Jillson	Investors: Lynell Durchholz
(812) 465-7267	(812) 464-1366
Rick.Jillson@oldnational.com	Lynell.Durchholz@oldnational.com

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Financial Highlights (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Income Statement
Net interest income	$572,573	$580,832	$574,609	$514,790	$387,643
FTE adjustment[1,3]	7,849	8,013	7,975	7,063	5,360
Net interest income - tax equivalent basis[3]	580,422	588,845	582,584	521,853	393,003
Provision for credit losses	34,946	32,745	26,738	106,835	31,403
Noninterest income	122,346	109,759	130,461	132,517	93,794
Noninterest expense	364,704	386,320	445,734	384,766	268,471
Net income applicable to common shareholders	229,638	212,589	178,533	121,375	140,625
Per Common Share Data
Weighted average diluted shares	388,054	389,550	390,496	361,436	321,016
EPS, diluted	$0.59	$0.55	$0.46	$0.34	$0.44
Cash dividends	0.145	0.140	0.140	0.140	0.140
Dividend payout ratio[2]	25%	25%	30%	41%	32%
Book value	$21.40	$21.17	$20.64	$20.12	$19.71
Stock price	22.10	22.31	21.95	21.34	21.19
Tangible book value[3]	13.93	13.71	13.15	12.60	12.54
Performance Ratios
ROAA	1.29%	1.21%	1.03%	0.77%	1.08%
ROAE	11.1%	10.4%	9.0%	6.7%	9.1%
ROATCE[3]	18.4%	17.8%	15.9%	12.0%	15.0%
NIM (FTE)[3]	3.55%	3.65%	3.64%	3.53%	3.27%
Efficiency ratio[3]	48.3%	51.6%	58.8%	55.8%	53.7%
NCOs to average loans	0.26%	0.27%	0.25%	0.24%	0.24%
ACL on loans to EOP loans	1.15%	1.17%	1.19%	1.18%	1.10%
ACL[4] to EOP loans	1.22%	1.24%	1.26%	1.24%	1.16%
NPLs to EOP loans	1.03%	1.07%	1.23%	1.24%	1.29%
Balance Sheet (EOP)
Total loans	$49,731,844	$48,764,162	$47,967,915	$47,902,819	$36,413,944
Total assets	73,002,651	72,151,967	71,210,162	70,979,805	53,877,944
Total deposits	55,672,472	55,088,195	55,006,184	54,357,683	41,034,572
Total borrowed funds	7,823,198	7,451,367	6,766,381	7,346,098	5,447,054
Total shareholders' equity	8,510,653	8,494,788	8,309,271	8,126,387	6,534,654
Capital Ratios[3]
Risk-based capital ratios (EOP):
Tier 1 common equity	11.11%	11.08%	11.02%	10.74%	11.62%
Tier 1 capital	11.56%	11.53%	11.49%	11.20%	12.23%
Total capital	13.71%	12.85%	12.78%	12.59%	13.68%
Leverage ratio (average assets)	8.93%	8.90%	8.72%	9.26%	9.44%
Equity to assets (averages)	11.79%	11.73%	11.48%	11.38%	12.01%
TCE to TA	7.67%	7.72%	7.53%	7.26%	7.76%
Nonfinancial Data
Full-time equivalent employees	4,948	4,971	5,243	5,313	4,028
Banking centers	346	346	351	351	280
[1] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[2] Cash dividends per common share divided by net income per common share (basic).
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.
[4] Includes the allowance for credit losses on loans and unfunded loan commitments.

March 31, 2026 capital ratios are preliminary.
FTE - Fully taxable equivalent basis ROAA - Return on average assets ROAE - Return on average equity ROATCE - Return on average tangible common equity NCOs - Net Charge-offs ACL - Allowance for Credit Losses EOP - End of period actual balances NPLs - Non-performing Loans TCE - Tangible common equity TA - Tangible assets

Income Statement (unaudited)
($ and shares in thousands, except per share data)
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Interest income	$877,391	$897,301	$917,192	$824,961	$630,399
Less: interest expense	304,818	316,469	342,583	310,171	242,756
Net interest income	572,573	580,832	574,609	514,790	387,643
Provision for credit losses	34,946	32,745	26,738	106,835	31,403
Net interest income after provision for credit losses	537,627	548,087	547,871	407,955	356,240
Wealth and investment services fees	39,715	39,012	39,684	35,817	29,648
Service charges on deposit accounts	26,937	27,516	27,856	23,878	21,156
Debit card and ATM fees	12,038	13,178	13,197	12,922	9,991
Mortgage banking revenue	9,554	11,053	10,442	10,032	6,879
Capital markets income	11,016	13,080	12,629	7,114	4,506
Company-owned life insurance	7,561	7,099	7,565	6,625	5,381
Other income	15,450	(1,252)	19,081	36,170	16,309
Debt securities gains (losses), net	75	73	7	(41)	(76)
Total noninterest income	122,346	109,759	130,461	132,517	93,794
Salaries and employee benefits	184,073	187,251	211,345	202,112	148,305
Occupancy	36,995	35,243	34,442	30,432	29,053
Equipment	12,075	14,184	12,703	12,566	8,901
Marketing	16,434	14,418	15,093	13,759	11,940
Technology	29,025	30,882	36,122	31,452	22,020
Communication	6,196	6,726	7,742	5,014	4,134
Professional fees	12,356	18,454	13,598	21,931	7,919
FDIC assessment	13,756	11,190	14,095	13,409	9,700
Amortization of intangibles	25,623	26,016	26,184	19,630	6,830
Amortization of tax credit investments	7,111	9,822	7,057	5,815	3,424
Other expense	21,060	32,134	67,353	28,646	16,245
Total noninterest expense	364,704	386,320	445,734	384,766	268,471
Income before income taxes	295,269	271,526	232,598	155,706	181,563
Income tax expense	61,597	54,903	50,031	30,298	36,904
Net income	$233,672	$216,623	$182,567	$125,408	$144,659
Preferred dividends	(4,034)	(4,034)	(4,034)	(4,033)	(4,034)
Net income applicable to common shares	$229,638	$212,589	$178,533	$121,375	$140,625

EPS, diluted	$0.59	$0.55	$0.46	$0.34	$0.44
Weighted Average Common Shares Outstanding
Basic	385,849	387,862	389,038	360,155	315,925
Diluted	388,054	389,550	390,496	361,436	321,016
Common shares outstanding (EOP)	386,315	389,662	390,768	391,818	319,236

End of Period Balance Sheet (unaudited)
($ in thousands)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Assets
Cash and due from banks	$537,322	$591,645	$491,910	$637,556	$486,061
Money market and other interest-earning investments	1,216,826	1,234,532	1,190,707	1,171,015	753,719
Investments:
Treasury and government-sponsored agencies	2,371,903	2,427,371	2,402,375	2,445,733	2,364,170
Mortgage-backed securities	10,295,623	10,078,358	10,117,015	9,632,206	6,458,023
States and political subdivisions	1,454,444	1,570,888	1,579,802	1,590,272	1,589,555
Other securities	814,990	825,761	849,911	852,687	755,348
Total investments	14,936,960	14,902,378	14,949,103	14,520,898	11,167,096
Loans held-for-sale, at fair value	56,128	52,911	80,341	77,618	40,424
Loans:
Commercial	15,617,656	14,983,861	14,506,375	14,662,916	10,650,615
Commercial and agriculture real estate	22,192,900	22,050,007	22,083,734	21,879,785	16,135,327
Residential real estate	8,621,409	8,467,496	8,190,127	8,212,242	6,771,694
Consumer	3,299,879	3,262,798	3,187,679	3,147,876	2,856,308
Total loans	49,731,844	48,764,162	47,967,915	47,902,819	36,413,944
Allowance for credit losses on loans	(574,358)	(569,520)	(572,178)	(565,109)	(401,932)
Premises and equipment, net	690,400	690,824	691,950	682,539	584,664
Goodwill and other intangible assets	2,886,419	2,907,986	2,926,960	2,944,372	2,289,268
Company-owned life insurance	1,054,824	1,051,009	1,044,780	1,046,693	859,211
Accrued interest receivable and other assets	2,466,286	2,526,040	2,438,674	2,561,404	1,685,489
Total assets	$73,002,651	$72,151,967	$71,210,162	$70,979,805	$53,877,944

Liabilities and Equity
Noninterest-bearing demand deposits	$12,927,096	$13,247,483	$12,691,658	$12,652,556	$9,186,314
Interest-bearing:
Checking and NOW accounts	10,969,731	10,740,919	11,162,121	10,554,889	8,237,335
Savings accounts	4,985,949	4,909,138	4,958,555	5,058,819	4,715,329
Money market accounts	16,871,237	16,529,631	17,032,446	16,880,190	11,638,653
Time deposits	9,918,459	9,661,024	9,161,404	9,211,229	7,256,941
Total deposits	55,672,472	55,088,195	55,006,184	54,357,683	41,034,572

Federal funds purchased and interbank borrowings	200,583	100,197	1	340,246	170
Securities sold under agreements to repurchase	264,518	261,366	277,594	297,637	290,256
Federal Home Loan Bank advances	6,026,801	6,237,375	5,663,361	5,835,918	4,514,354
Other borrowings	1,331,296	852,429	825,425	872,297	642,274
Total borrowed funds	7,823,198	7,451,367	6,766,381	7,346,098	5,447,054
Accrued expenses and other liabilities	996,328	1,117,617	1,128,326	1,149,637	861,664
Total liabilities	64,491,998	63,657,179	62,900,891	62,853,418	47,343,290
Preferred stock, common stock, surplus, and retained earnings	9,053,907	8,973,459	8,833,662	8,725,995	7,183,163
Accumulated other comprehensive income (loss), net of tax	(543,254)	(478,671)	(524,391)	(599,608)	(648,509)
Total shareholders' equity	8,510,653	8,494,788	8,309,271	8,126,387	6,534,654
Total liabilities and shareholders' equity	$73,002,651	$72,151,967	$71,210,162	$70,979,805	$53,877,944

Average Balance Sheet and Interest Rates (unaudited)
($ in thousands)

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2026			December 31, 2025			March 31, 2025
	Average	Income1/	Yield/	Average	Income1/	Yield/	Average	Income1/	Yield/
Earning Assets:	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Money market and other interest-earning investments	$1,215,029	$10,944	3.65%	$1,261,352	$12,411	3.90%	$791,067	$8,815	4.52%
Investments:
Treasury and government-sponsored agencies	2,418,767	19,121	3.16%	2,417,085	19,907	3.29%	2,318,869	20,019	3.45%
Mortgage-backed securities	10,267,648	107,465	4.19%	10,148,898	106,935	4.21%	6,287,825	54,523	3.47%
States and political subdivisions	1,525,277	12,541	3.29%	1,576,423	13,002	3.30%	1,610,819	13,242	3.29%
Other securities	839,943	13,377	6.37%	836,161	12,006	5.74%	770,839	10,512	5.45%
Total investments	15,051,635	152,504	4.05%	14,978,567	151,850	4.06%	10,988,352	98,296	3.58%
Loans:[2]
Commercial	15,305,376	233,440	6.10%	14,658,743	237,687	6.49%	10,397,991	165,595	6.37%
Commercial and agriculture real estate	22,056,911	335,948	6.09%	22,020,548	351,761	6.39%	16,213,606	245,935	6.07%
Residential real estate loans	8,534,092	98,953	4.64%	8,310,815	95,981	4.62%	6,815,091	67,648	3.97%
Consumer	3,270,505	53,451	6.63%	3,226,790	55,624	6.84%	2,871,213	49,470	6.99%
Total loans	49,166,884	721,792	5.88%	48,216,896	741,053	6.14%	36,297,901	528,648	5.83%

Total earning assets	$65,433,548	$885,240	5.42%	$64,456,815	$905,314	5.61%	$48,077,320	$635,759	5.30%

Less: Allowance for credit losses on loans	(573,105)			(570,659)			(398,765)

Non-earning Assets:
Cash and due from banks	$548,932			$558,909			$372,428
Other assets	7,044,468			7,111,237			5,394,600

Total assets	$72,453,843			$71,556,302			$53,445,583

Interest-Bearing Liabilities:
Checking and NOW accounts	$10,966,236	$46,295	1.71%	$10,530,694	$47,987	1.81%	$8,026,407	$29,462	1.49%
Savings accounts	4,920,639	3,011	0.25%	4,915,822	3,410	0.28%	4,692,239	3,608	0.31%
Money market accounts	16,542,693	99,956	2.45%	16,948,275	112,644	2.64%	11,743,957	89,275	3.08%
Time deposits	9,749,234	84,069	3.50%	9,363,453	85,992	3.64%	6,963,444	68,150	3.97%
Total interest-bearing deposits	42,178,802	233,331	2.24%	41,758,244	250,033	2.38%	31,426,047	190,495	2.46%

Federal funds purchased and interbank borrowings	3,634	23	2.57%	4,593	54	4.66%	148,130	1,625	4.45%
Securities sold under agreements to repurchase	260,865	594	0.92%	244,732	650	1.05%	272,961	551	0.82%
Federal Home Loan Bank advances	6,303,888	58,052	3.73%	5,854,007	56,775	3.85%	4,464,590	41,896	3.81%
Other borrowings	1,172,559	12,818	4.43%	836,908	8,957	4.25%	675,759	8,189	4.91%
Total borrowed funds	7,740,946	71,487	3.75%	6,940,240	66,436	3.80%	5,561,440	52,261	3.81%

Total interest-bearing liabilities	$49,919,748	$304,818	2.48%	$48,698,484	$316,469	2.58%	$36,987,487	$242,756	2.66%

Noninterest-Bearing Liabilities and Shareholders' Equity:
Demand deposits	$12,890,201			$13,318,459			$9,096,676
Other liabilities	1,099,674			1,148,292			944,935
Shareholders' equity	8,544,220			8,391,067			6,416,485

Total liabilities and shareholders' equity	$72,453,843			$71,556,302			$53,445,583

Net interest rate spread			2.94%			3.03%			2.64%

Net interest margin (GAAP)			3.50%			3.60%			3.23%

Net interest margin (FTE)[3]			3.55%			3.65%			3.27%

FTE adjustment		$7,849			$8,013			$5,360

[1] Interest income is reflected on a FTE basis.
[2] Includes loans held-for-sale.
[3] Represents a non-GAAP financial measure. Refer to the "Non-GAAP Measures" table for reconciliations to GAAP financial measures.

Asset Quality (EOP) (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Allowance for credit losses:
Beginning allowance for credit losses on loans	$569,520	$572,178	$565,109	$401,932	$392,522
Allowance established for acquired PCD loans	—	—	13,104	90,442	—
Provision for credit losses on loans	36,854	29,450	24,003	99,263	31,026
Gross charge-offs	(37,307)	(35,131)	(35,402)	(29,954)	(24,540)
Gross recoveries	5,291	3,023	5,364	3,426	2,924
NCOs	(32,016)	(32,108)	(30,038)	(26,528)	(21,616)
Ending allowance for credit losses on loans	$574,358	$569,520	$572,178	$565,109	$401,932
Beginning allowance for credit losses on unfunded commitments	$35,633	$32,338	$29,603	$22,031	$21,654
Provision (release) for credit losses on unfunded commitments	(1,908)	3,295	2,735	7,572	377
Ending allowance for credit losses on unfunded commitments	$33,725	$35,633	$32,338	$29,603	$22,031
Allowance for credit losses	$608,083	$605,153	$604,516	$594,712	$423,963
Provision for credit losses on loans	$36,854	$29,450	$24,003	$99,263	$31,026
Provision (release) for credit losses on unfunded commitments	(1,908)	3,295	2,735	7,572	377
Provision for credit losses	$34,946	$32,745	$26,738	$106,835	$31,403
NCOs / average loans[1]	0.26%	0.27%	0.25%	0.24%	0.24%
Average loans[1]	$49,157,096	$48,199,086	$48,153,186	$44,075,472	$36,284,059
EOP loans[1]	49,731,844	48,764,162	47,967,915	47,902,819	36,413,944
ACL on loans / EOP loans[1]	1.15%	1.17%	1.19%	1.18%	1.10%
ACL / EOP loans[1]	1.22%	1.24%	1.26%	1.24%	1.16%
Underperforming Assets:
Loans 90 days and over (still accruing)	$4,407	$2,691	$1,525	$16,893	$6,757
Nonaccrual loans	511,959	521,245	590,820	594,709	469,211
Foreclosed assets	5,786	6,235	6,325	7,986	6,301
Total underperforming assets	$522,152	$530,171	$598,670	$619,588	$482,269
Classified and Criticized Assets:
Nonaccrual loans	$511,959	$521,245	$590,820	$594,709	$469,211
Substandard loans (still accruing)	1,881,374	1,759,221	1,881,294	1,969,260	1,479,630
Loans 90 days and over (still accruing)	4,407	2,691	1,525	16,893	6,757
Total classified loans - "problem loans"	2,397,740	2,283,157	2,473,639	2,580,862	1,955,598
Other classified assets	20,620	20,616	35,373	43,495	53,239
Special Mention	804,028	805,901	893,109	1,008,716	828,314
Total classified and criticized assets	$3,222,388	$3,109,674	$3,402,121	$3,633,073	$2,837,151
Loans 30-89 days past due (still accruing)	$114,038	$105,632	$83,030	$128,771	$72,517
Nonaccrual loans / EOP loans[1]	1.03%	1.07%	1.23%	1.24%	1.29%
ACL / nonaccrual loans	119%	116%	102%	100%	90%
Under-performing assets/EOP loans[1]	1.05%	1.09%	1.25%	1.29%	1.32%
Under-performing assets/EOP assets	0.72%	0.73%	0.84%	0.87%	0.90%
30+ day delinquencies/EOP loans[1]	0.24%	0.22%	0.18%	0.30%	0.22%

[1] Excludes loans held-for-sale.

Non-GAAP Measures (unaudited)
($ and shares in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Earnings Per Share:
Net income applicable to common shares	$229,638	$212,589	$178,533	$121,375	$140,625
Adjustments:
Merger-related charges	7,323	24,547	69,274	41,206	5,856
Tax effect[1]	(1,810)	(5,896)	(16,494)	(11,337)	(1,089)
Merger-related charges, net	5,513	18,651	52,780	29,869	4,767
Distribution of excess pension assets	3,394	—	—	—	—
Tax effect[1]	(839)	—	—	—	—
Distribution of excess pension assets, net	2,555	—	—	—	—
Debt securities (gains) losses	(75)	(73)	(7)	41	76
Tax effect[1]	19	18	2	(11)	(14)
Debt securities (gains) losses, net	(56)	(55)	(5)	30	62
Pension plan loss (gain)	—	15,878	—	(21,001)	—
Tax effect[1]	—	(3,814)	—	5,778	—
Pension plan loss (gain), net	—	12,064	—	(15,223)	—
FDIC special assessment	—	(2,994)	—	—	—
Tax effect[1]	—	719	—	—	—
FDIC special assessment, net	—	(2,275)	—	—	—
CECL Day 1 non-PCD provision expense	—	—	—	75,604	—
Tax effect[1]	—	—	—	(20,802)	—
CECL Day 1 non-PCD provision expense, net	—	—	—	54,802	—
Total adjustments, net	8,012	28,385	52,775	69,478	4,829
Net income applicable to common shares, adjusted	$237,650	$240,974	$231,308	$190,853	$145,454
Weighted average diluted common shares outstanding	388,054	389,550	390,496	361,436	321,016
EPS, diluted	$0.59	$0.55	$0.46	$0.34	$0.44
Adjusted EPS, diluted	$0.61	$0.62	$0.59	$0.53	$0.45
NIM:
Net interest income	$572,573	$580,832	$574,609	$514,790	$387,643
Add: FTE adjustment[2]	7,849	8,013	7,975	7,063	5,360
Net interest income (FTE)	$580,422	$588,845	$582,584	$521,853	$393,003
Average earning assets	$65,433,548	$64,456,815	$64,032,811	$59,061,249	$48,077,320
NIM (GAAP)	3.50%	3.60%	3.59%	3.49%	3.23%
NIM (FTE)	3.55%	3.65%	3.64%	3.53%	3.27%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
PPNR:
Net interest income (FTE)[2]	$580,422	$588,845	$582,584	$521,853	$393,003
Add: Noninterest income	122,346	109,759	130,461	132,517	93,794
Total revenue (FTE)	702,768	698,604	713,045	654,370	486,797
Less: Noninterest expense	(364,704)	(386,320)	(445,734)	(384,766)	(268,471)
PPNR	$338,064	$312,284	$267,311	$269,604	$218,326
Adjustments:
Pension plan loss (gain)	$—	$15,878	$—	$(21,001)	$—
Debt securities (gains) losses	(75)	(73)	(7)	41	76
Noninterest income adjustments	(75)	15,805	(7)	(20,960)	76
Adjusted noninterest income	122,271	125,564	130,454	111,557	93,870
Adjusted revenue	$702,693	$714,409	$713,038	$633,410	$486,873
Adjustments:
Merger-related charges	$7,323	$24,547	$69,274	$41,206	$5,856
FDIC Special Assessment	—	(2,994)	—	—	—
Distribution of excess pension assets	3,394	—	—	—	—
Noninterest expense adjustments	10,717	21,553	69,274	41,206	5,856
Adjusted total noninterest expense	(353,987)	(364,767)	(376,460)	(343,560)	(262,615)
Adjusted PPNR	$348,706	$349,642	$336,578	$289,850	$224,258
Efficiency Ratio:
Noninterest expense	$364,704	$386,320	$445,734	$384,766	$268,471
Less: Amortization of intangibles	(25,623)	(26,016)	(26,184)	(19,630)	(6,830)
Noninterest expense, excl. amortization of intangibles	339,081	360,304	419,550	365,136	261,641
Less: Amortization of tax credit investments	(7,111)	(9,822)	(7,057)	(5,815)	(3,424)
Less: Noninterest expense adjustments	(10,717)	(21,553)	(69,274)	(41,206)	(5,856)
Adjusted noninterest expense, excluding amortization	$321,253	$328,929	$343,219	$318,115	$252,361
Total revenue (FTE)[2]	$702,768	$698,604	$713,045	$654,370	$486,797
Less: Debt securities (gains) losses	(75)	(73)	(7)	41	76
Less: Pension plan loss (gain)	—	15,878	—	(21,001)	—
Total adjusted revenue	$702,693	$714,409	$713,038	$633,410	$486,873
Efficiency Ratio	48.3%	51.6%	58.8%	55.8%	53.7%
Adjusted Efficiency Ratio	45.7%	46.0%	48.1%	50.2%	51.8%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
ROAE and ROATCE:
Net income applicable to common shares	$229,638	$212,589	$178,533	$121,375	$140,625
Amortization of intangibles	25,623	26,016	26,184	19,630	6,830
Tax effect[1]	(6,406)	(6,504)	(6,546)	(4,908)	(1,708)
Amortization of intangibles, net	19,217	19,512	19,638	14,722	5,122
Net income applicable to common shares, excluding intangibles amortization	248,855	232,101	198,171	136,097	145,747
Total adjustments, net (see pg.12)	8,012	28,385	52,775	69,478	4,829
Adjusted net income applicable to common shares, excluding intangibles amortization	$256,867	$260,486	$250,946	$205,575	$150,576
Average shareholders' equity	$8,544,220	$8,391,067	$8,168,575	$7,452,116	$6,416,485
Less: Average preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Average shareholders' common equity	$8,300,501	$8,147,348	$7,924,856	$7,208,397	$6,172,766
Average goodwill and other intangible assets	(2,894,824)	(2,919,924)	(2,931,319)	(2,670,710)	(2,292,526)
Average tangible shareholder's common equity	$5,405,677	$5,227,424	$4,993,537	$4,537,687	$3,880,240
ROAE	11.1%	10.4%	9.0%	6.7%	9.1%
ROAE, adjusted	11.5%	11.8%	11.7%	10.6%	9.4%
ROATCE	18.4%	17.8%	15.9%	12.0%	15.0%
ROATCE, adjusted	19.0%	19.9%	20.1%	18.1%	15.5%

Refer to last page of Non-GAAP reconciliations for footnotes.

Non-GAAP Measures (unaudited)
($ in thousands)

	As of
	March 31,	December 31,	September 30,	June 30,	March 31,
	2026	2025	2025	2025	2025
Tangible Common Equity:
Shareholders' equity	$8,510,653	$8,494,788	$8,309,271	$8,126,387	$6,534,654
Less: Preferred equity	(243,719)	(243,719)	(243,719)	(243,719)	(243,719)
Shareholders' common equity	$8,266,934	$8,251,069	$8,065,552	$7,882,668	$6,290,935
Less: Goodwill and other intangible assets	(2,886,419)	(2,907,986)	(2,926,960)	(2,944,372)	(2,289,268)
Tangible shareholders' common equity	$5,380,515	$5,343,083	$5,138,592	$4,938,296	$4,001,667

Total assets	$73,002,651	$72,151,967	$71,210,162	$70,979,805	$53,877,944
Less: Goodwill and other intangible assets	(2,886,419)	(2,907,986)	(2,926,960)	(2,944,372)	(2,289,268)
Tangible assets	$70,116,232	$69,243,981	$68,283,202	$68,035,433	$51,588,676

Risk-weighted assets[3]	$54,283,745	$53,617,620	$52,515,468	$52,517,871	$40,266,670

Tangible common equity to tangible assets	7.67%	7.72%	7.53%	7.26%	7.76%
Tangible common equity to risk-weighted assets[3]	9.91%	9.97%	9.78%	9.40%	9.94%
Tangible Common Book Value:
Common shares outstanding	386,315	389,662	390,768	391,818	319,236
Tangible common book value	$13.93	$13.71	$13.15	$12.60	$12.54

[1] Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state).
[2] Calculated using the federal statutory tax rate in effect of 21% for all periods.
[3] March 31, 2026 figures are preliminary.